The October 31, 2023 Form N-CEN for J.P. Morgan Trust I, as it relates to JPMorgan Research Market Neutral Fund (the "Fund"), is being amended to update items B.18 and C.19, and the independent public accountant's report on internal control. Subsequent to the period covered by this report, an error was identified regarding the untimely recognition of certain class action proceeds that resulted in a restatement of the financial statements for JPMorgan Research Market Neutral Fund to correct the impacts of the error for the year ended October 31, 2023 and certain prior fiscal years.
Due to the error, a material weakness exists in the design of internal controls relating to the Fund's monitoring of class action claims filed by the class action administrator (on behalf of the Fund) and reconciliation of class action claim disbursements from the class action administrator to ensure complete, accurate and timely receipt of class action claims by the Fund. Subsequent to the identification of the error described above, management has developed a plan to remediate the material weakness described herein.
A reconciliation will be established to ensure the timely recording of class action proceeds. Other than this item, there were no other changes in the Registrant's internal control over financial reporting that occurred during period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting. There are no other changes to its prior filing.